UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009

FIRSTPLUS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

122 W. John Carpenter Freeway, Suite 450 Irving, Texas 75039
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (972) 717-7969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of a Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

Today, February 9, 2009, FirstPlus Financial Group, Inc. (the”Company”) makes the following announcement:

Messrs. Paul H. Ballard, John Hall, William T. Hickman and Jack Roubinek no longer have the approval of the majority of the members of the Board of Directors to be appointed to fill the vacant positions on the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.

Date: February 9, 2009	By:	/s/ William L. Handley
Name: William L. Handley
Title: Chief Executive Officer